UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 17, 2006
Universal Forest Products, Inc.
(Exact name of registrant as specified in its charter)

Michigan	0-22684	38-1465835
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2801 East Beltline, NE
Grand Rapids, Michigan	49525
(Address of principal executive offices)	(Zip Code)
(616) 364-6161
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition
On October 16, 2006, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the Registrant’s press release is attached as Exhibit 99(a) to this Current Report.
Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits
(c) Exhibits

99	(a)	Press Release dated October 16, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL FOREST PRODUCTS, INC. (Registrant)
Dated: October 17, 2006	By:	/s/ Michael R. Cole
Michael R. Cole, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Document
99(a)	Press Release dated October 16, 2006.

4